                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


        THIS SECURITIES PURCHASE AGREEMENT is entered into as of December 29, 1993, by and among ORCHARD SUPPLY HARDWARE STORES CORPORATION, a Delaware corporation ("Company"), and FS EQUITY PARTNERS III, L.P., a California limited partnership (the "Purchaser").

        In consideration of the mutual promises, covenants and conditions set forth below, the parties hereby agree as follows:

        1.       DEFINITIONS.
                 -----------

        1.1 "Agreement" and the words "herein," "hereof," "hereunder" and words of similar import shall mean this Securities Purchase Agreement as it may be amended, supplemented or otherwise modified from time to time.

        1.2 "Closing Date" shall mean such date as shall be mutually agreed upon by the parties hereto, but which in no event shall be any later than May 30, 1994.

        1.3 "Common Stock" shall mean any and all common stock, $.01 par value, of Company issued and issuable to Purchaser upon conversion of the Preferred Stock.

        1.4 "Governmental Actions" shall mean authorizations, approvals, consents, waivers, exceptions, licenses, filings, registrations, permits, notarizations, special leases and other requirements of any Governmental Person.

        1.5 "Governmental Person" shall mean any national, state or local government, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, including the Federal Deposit Insurance Corporation, any central bank or any comparable authority.

        1.6 "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code, interpretation, judgment, decree, directive, guideline, policy or similar form of decision of any Governmental Person.

        1.7 "Lien" shall mean (a) any lien, charge, mortgage, deed of trust, security interest, pledge, equity, claim, easement, right of way, covenant, condition or restriction, assignment of revenues or rights or encumbrance of any kind; (b) the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement; or
(c) any agreement to give, or any notice reflecting, any of the foregoing.

        1.8 "Material Adverse Effect" shall mean a material adverse effect on the business or financial condition of Company and its subsidiaries, taken as a whole.

        1.9 "Operative Documents" shall mean this Agreement and the Registration Rights Agreement.

        1.10 "Orchard Supply" shall mean Orchard Supply Hardware Corporation, a Delaware corporation and Subsidiary of the Company.

        1.11 "Person" shall mean any corporation, trust, partnership, individual, association, or other entity.

        1.12 "Preferred Stock" shall mean the Series 1 Stock and the Series 2 Stock.

        1.13     "Purchase Price" shall mean $19,400,000.

        1.14     "Securities" shall mean the Common Stock and the Preferred
Stock.

        1.15 "Registration Rights Agreement" shall mean that certain Registration Rights Agreement by and between Company and Purchaser.

        1.16 "Series 1 Stock" shall mean the 325,000 shares of 6% Cumulative Convertible Preferred Stock, Series 1, $.01 par value, of Company to be issued to the Purchaser pursuant to this Agreement.

        1.17 "Series 2 Stock" shall mean the 475,000 shares of 6% Cumulative Convertible Preferred Stock, Series 2, $.01 par value, of Company to be issued to the Purchaser pursuant to this Agreement.

        2.       AUTHORIZATION AND ISSUANCE OF THE SECURITIES.
                 --------------------------------------------

        2.1      Authorization.  Subject to the terms and conditions contained
                 -------------
herein, Company has authorized the filing with the Delaware Secretary of State of a Certificate of Designation substantially in the form of the draft attached hereto as Exhibit A (the "Certificate of Designation"), has reserved 520,000
          ---------
shares of Common Stock for issuance upon the conversion of the Series 1 Stock and will, upon obtaining the stockholder approval to increase the number of authorized shares of Common Stock as set forth in Section 7.1 hereof, reserve 760,000 shares of Common Stock for issuance upon the conversion of the Series 2 Stock. Prior to the Closing Date, Company will file the Certificate of Designation with the Delaware Secretary of State.

                                       2.

        2.2      Purchase and Sale.  Subject to the terms and conditions
                 -----------------
contained herein, Company agrees to sell to Purchaser, and Purchaser agrees to purchase from Company, the Preferred Stock. The execution and delivery of the Registration Rights Agreement and the closing of the sale and purchase of the Preferred Stock (the "Closing") will take place at the offices of Riordan & McKinzie, 300 South Grand Ave., Suite 2900, Los Angeles, California 90071 at 10:00 a.m. on the Closing Date, or at such time and place as the parties may agree. At the Closing, Company will deliver to Purchaser the Preferred Stock, registered in Purchaser's name, against payment of the Purchase Price by certified check, by wire transfer of immediately available funds, or by any combination of the foregoing.

        3.       CONDITIONS OF PURCHASER'S OBLIGATIONS.
                 -------------------------------------

        The obligation of Purchaser to purchase from Company the Preferred Stock and to consummate the transactions contemplated on the Closing Date is subject to the satisfaction on or before the Closing Date of the following conditions, all or any of which may be waived in writing by Purchaser; provided, however,
                                                           --------  -------
that satisfaction of Article 3 shall not be a condition precedent to the Purchaser's obligation to purchase the Preferred Stock after the consummation by Orchard Supply of the sale of Senior Notes pursuant to that certain Registration Statement No. 33-51437 (the "Senior Note Offering").

        3.1      Representations and Warranties.  The representations and
                 ------------------------------
warranties in Article 5 shall be true and correct in all material respects at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

        3.2      No Material Adverse Effect.  There shall have been no Material
                 --------------------------
Adverse Effect since the date of this Agreement in respect of the business, condition or prospects, financial or otherwise, or assets of the Company, and the Company shall not have suffered any loss (whether or not insured) as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise, which has a Material Adverse Effect.

        4.       CONDITIONS OF COMPANY'S OBLIGATIONS.
                 -----------------------------------

        The obligation of Company to issue the Preferred Stock to Purchaser and to enter into this Agreement is subject to the satisfaction on or before the Closing Date of the following conditions, all or any of which may be waived in writing by Company:

                                       3.

        4.1      Representations and Warranties.  The representations and
                 ------------------------------
warranties in Article 6 shall be true and correct at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

        4.2      Delivery of Purchase Price.  Purchaser shall have tendered to
                 --------------------------
Company the Purchase Price.

        5.       REPRESENTATIONS AND WARRANTIES OF COMPANY.
                 -----------------------------------------

        Company represents and warrants that:

        5.1      Corporate Existence and Power.  Company is a corporation duly
                 -----------------------------
incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority required to carry on its business as now conducted and proposed to be conducted and is in good standing and duly licensed or qualified to transact business in each other jurisdiction necessary to carry on its present business and operations except where the failure to be so licensed or qualified would not have a Material Adverse Effect.

        5.2      New Issue Shares.  The Preferred Stock has been duly authorized
                 ----------------
and, when issued as contemplated hereby at the Closing, will be validly issued, fully paid and non-assessable. There are no preemptive rights or other rights to subscribe for or to purchase any shares of Preferred Stock pursuant to the Company's certificate of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company or Orchard Supply is a party or by which either of them may be bound (collectively, "Preemptive Rights"). Upon issuance, the Preferred Stock will have the rights, preferences and limitations set forth in the Certificate of Designation. Upon conversion of the Preferred Stock into shares of Common Stock, such shares of Common Stock will have been duly authorized, validly issued and fully paid and non-assessable and not subject to any Preemptive Rights.

        5.3      Corporate and Governmental Action; No Contravention.  The
                 ---------------------------------------------------
execution, delivery and performance by Company of the Operative Documents and the consummation of the transactions contemplated by such documents are within the corporate power and authority of Company and have been duly authorized by all necessary corporate action on the part of Company and do not and will not require any Governmental Actions other than any that have already been undertaken and do not contravene, or constitute a default under, any provision of any applicable Governmental Rule or of the Certificate of Incorporation or bylaws of Company or of any agreement, judgment, injunction, order, decree or other

                                       4.

instrument binding upon Company or result in the creation or imposition of any Lien on any assets of Company.

        6.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.
                 -------------------------------------------

        Purchaser represents and warrants to and agrees with Company that:

        6.1      Investor Representations.
                 ------------------------

        The Purchaser is purchasing the Preferred Stock pursuant to this Agreement not with a view to or in connection with a distribution or resale of any of such securities in violation of any applicable securities laws. Purchaser acknowledges that such securities may bear appropriate legends. Purchaser (i) is familiar with the business of the Company; (ii) has had an opportunity to discuss with representatives of the Company the condition of and prospects for the continued operation and financing of the Company and such other matters as Purchaser has deemed appropriate in considering whether to invest in the Preferred Stock; and (iii) has been provided access to all available information about the Company requested by Purchaser.

        6.2      Partnership and Governmental Action; No Contravention.  The
                 -----------------------------------------------------
execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein: (i) are within Purchaser's partnership power and authority; (ii) have been duly authorized by all necessary action on its part; (iii) do not and will not require any Governmental Actions other than any that have already been undertaken; and (iv) do not contravene, or constitute a default under, any provision of any applicable Governmental Rule or of the Agreement of Limited Partnership of Purchaser or of any agreement, judgment, injunction, order, decree or other instrument binding upon Purchaser.

        7.       MISCELLANEOUS.
                 -------------

        7.1      Use of Proceeds.  The Company shall, unless Purchaser consents
                 ---------------
in writing prior to any other use, invest the Purchase Price as common equity in Orchard Supply, which shall use such proceeds to redeem all of its outstanding 14.5% Senior Subordinated Discount Notes. Pending such redemption, Orchard Supply may use the invested funds for general corporate purposes.

        7.2      Stockholder Approval.  The Company agrees to (i) seek, and use
                 --------------------
its best efforts to obtain, approval of its stockholders at its 1994 Annual Meeting of Stockholders to amend the Company's charter to authorize the issuance of additional shares of Common Stock in an amount at least sufficient to allow the conversion of all outstanding shares of Series 2 Stock and

                                       5.

(ii) use its best efforts to cause such meeting to be held on or before June 14, 1994. Freeman Spogli & Co., as general partner of FS Equity Partners II, L.P. ("FSEP II"), agrees to cause all shares of Common Stock which it has the power to vote to be voted in favor of such amendment and further agrees not to permit the transfer of any shares of Common Stock held by FSEP II without obtaining the agreement, reasonably acceptable to Company, of the transferee or transferees to vote in favor of such amendment. Promptly upon receipt of such approval, the Company will file a listing application with the Nasdaq National Market with respect to shares of Common Stock issuable upon such conversion and will file a Notification Form for Listing of Additional Shares with the National Association of Securities Dealers, Inc. with respect to such shares.

        7.3      Registration Rights Agreement.  On or prior to the consummation
                 -----------------------------
of the Senior Note Offering, the Company shall have executed and delivered to Purchaser or its counsel the Registration Rights Agreement, which agreement shall be effective as of the Closing Date.

        7.4      Consent to Amendments.  Except as otherwise expressly provided
                 ---------------------
herein, the provisions of this Agreement may be amended and Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if it has obtained the written consent of Purchaser; provided, however, that any amendment after the consummation of the Senior Note
- --------  -------
Offering but prior to the Closing Date shall also require the written consent of Lehman Brothers Inc. No course of dealing between Company and the holder of any Security issued pursuant to this Agreement or any delay in exercising any rights hereunder or under Company's certificate of incorporation will operate as a waiver of any rights of any such holder.

        7.5      Survival of Representations and Warranties.  All
                 ------------------------------------------
representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by Purchaser or on behalf of Purchaser.

        7.6      Successors and Assigns.  Except as otherwise expressly provided
                 ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

        7.7      Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be deemed to be an original, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together shall constitute a single instrument.

                                       6.

        7.8      Notices.  Except as otherwise provided herein, any notice or
                 -------
demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) as a party may designate for itself by like notice):

        If to Company:   Orchard Supply Hardware Stores
                           Corporation
                         6450 Via Del Oro
                         San Jose, California  95119
                         Attention:  President

        If to Purchaser: FS Equity Partners III, L.P.
                         c/o Freeman Spogli & Co.
                         11100 Santa Monica Boulevard
                         Suite 1900
                         Los Angeles, California  90025
                         Attention:  J. Frederick Simmons

        7.9      Governing Law.  This Agreement shall be governed by the laws of
                 -------------
California, without regard to conflicts of laws principles.

        7.10     Specific Performance.  Each party's obligation under this
                 --------------------
Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance and the parties each expressly waive the defense that a remedy in damages will be adequate.

                                       7.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers or representatives as of the date first written above.

                           COMPANY:

                           ORCHARD SUPPLY HARDWARE
                           STORES CORPORATION,
                           a Delaware corporation

                           By:  /s/  STEPHEN M. HILBERG
                                -------------------------------
                                Name:   Stephen M. Hilberg
                                Title:  Vice President--Finance
                                        and Chief Financial
                                        Officer


                           PURCHASER:

                           FS EQUITY PARTNERS III, L.P.

                           By:  FS CAPITAL PARTNERS, L.P.,
                                General Partner

                           By:  FS HOLDINGS, INC.
                                General Partner

                           By:  /s/  J. FREDERICK SIMMONS
                                ------------------------------
                                Name:   J. Frederick Simmons
                                Title:  Vice President
                                        and Treasurer



        Acknowledged and accepted as to Section 7.2 of this Agreement imposing obligations on Freeman Spogli & Co.

FREEMAN SPOGLI & CO.



By: /s/  J. FREDERICK SIMMONS
    ------------------------------
    Name:   J. Frederick Simmons
    Title:  General Partner

                                       8.